Comprehensive Income (Loss)	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Equity [Abstract]
Comprehensive Income (Loss)

11. Comprehensive Income (Loss)

At September 30, 2014 and December 31, 2013, the components of accumulated other comprehensive income (loss), net of related deferred income taxes were as follows (in thousands):

	September 30, 2014	December 31, 2013
Retirement-related benefit plans	$(62,156)	$(63,762)
Unrealized loss on foreign currency forward contracts and interest rate swaps	(3,118)	(2,684)
Unrealized foreign currency translation gain	18,761	15,050
Other (1)	4,921	1,501

Total accumulated other comprehensive loss, net of tax	$(41,592)	$(49,895)

(1)	Primarily relates to our share of Abacus’ accumulated other comprehensive income. See Note 5, Equity Method Investments.

In the nine months ended September 30, 2013, we reclassified $8 million, net of tax, of foreign currency translation losses from accumulated other comprehensive income into loss from discontinued operations as a result of the disposition of Zuji (see Note 3, Discontinued Operations and Dispositions). The amortization of actuarial losses and periodic service credits associated with our retirement-related benefit plans are included in selling, general and administrative expenses. See Note 9, Derivatives, for information on the income statement line items affected as the result of reclassification adjustments associated with derivatives.

14. Comprehensive Income (Loss)

At December 31, 2013 and 2012, the components of accumulated other comprehensive income (loss), net of related deferred income taxes were as follows:

	December 31,
	2013	2012
	(Amounts in thousands)
Defined benefit pension & other post retirement benefit plans	$(63,762)	$(86,158)
Unrealized loss on foreign currency forward contracts and interest rate swaps	(2,684)	(14,222)
Unrealized foreign currency translation gain	15,050	1,934
Other(1)	1,501	2,916

Total accumulated other comprehensive loss, net of tax	$(49,895)	$(95,530)

(1)	Primarily relates to our share of Abacus’ accumulated other comprehensive income. See Note 6, Equity Method Investments.

The change in defined benefit pension and other postretirement benefit plans is net of deferred tax effects of approximately $12 million, $19 million, and $16 million for the years ended December 31, 2013, 2012, and 2011 respectively.

The change in unrealized gain (loss) on foreign currency forward contracts and interest rate swaps is net of deferred tax effects of approximately $6 million, $9 million and $1 million for the years ended December 31, 2013, 2012, and 2011, respectively.

The change in unrealized foreign currency translation gain (loss) is net of deferred tax effects of approximately $3 million for the year ended December 31, 2013 and $1 million for each of the years ended December 31, 2012 and 2011.

The tax effects allocated to the other components of accumulated other comprehensive income during the years ended December 31, 2013, 2012, and 2011 were not material.

Reclassification adjustments, net of tax, for (gains) losses included in net income were as follows:

	Year Ended December 31,
	2013	2012	2011
	(Amounts in thousands)
Foreign currency translation(1)	$8,162	$888	$—
Foreign exchange contracts	(915)	2,890	(8,508)
Interest rate swaps	9,453	15,906	29,250
Prior service costs and actuarial gains	(5,409)	(6,716)	(7,285)

Total	$11,291	$12,968	$13,457

(1)	Relates to the dispositions of Zuji in 2013 and TravelGuru and Sabre Pacific in 2012. See Note 4, Discontinued Operations and Dispositions.